SECURITIES AND EXCHANGE
                                   COMMISSION

                             WASHINGTON, D.C. 20549

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                                     FORM 8K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: FEBRUARY 2, 2005


                                  DONINI, INC.
             (Exact name of Registrant as specified in its Charter)


                                   NEW JERSEY
                 (State or Other Jurisdiction of Incorporation)

                                     0-32133
                            (Commission File Number)
                                   22-3768426
                      (IRS Employer Identification Number)

                      4555 boul, des Grandes Prairies, #30
                      St. Leonard, MONTREAL, QUEBEC H1R 1A5

               (Address of Principal Executive offices) (Zip Code)


                                 (514) 327-6006
                         Registrant's Telephone Number,
                               including Area Code
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Resignation of Certifying Accountant
------------------------------------

By letter received by Donini Inc. (the "Company") on January 20, 2005, Samuel Klein and Company ("Samuel Klein") resigned as the independent accountant of the Company.

Samuel Klein's report on the Company's financial statements for the fiscal years ended May 31, 2004 and May 31, 2003 (the last two fiscal years for which a report was filed) did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles, except that a going concern qualification was contained in the report for fiscal years ended May 31, 2004 and 2003.

During the Company's two most recent fiscal years and the interim period preceding the resignation of Samuel Klein, there were no disagreements with Samuel Klein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Samuel Klein, would have caused them to make a reference to the subject matter of the disagreements in connection with their report.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the Company's two most recent fiscal years or the interim period preceding Samuel Klein's resignation.

The Company has provided Samuel Klein a copy of the disclosures in this Form 8-K regarding its resignation as the Company's certifying accountant, and has requested Samuel Klein to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company. A copy of Samuel Klein's letter to the Securities and Exchange Commission is filed as Exhibit 16 to this form 8-K.

Engagement of New Certifying Accountant
---------------------------------------

On February 1, 2005, the Company's Board of Directors appointed Rotenberg, Meril, Solomon, Bertiger & Gutilla, P.C. ("RMSB&G") as the Company's new certifying accountant, and the Company engaged RMSB&G as its new certifying accountant on that date.

Prior to the Company's appointment of RMSB&G, the Company had not engaged RMSB&G to perform any services for the Company. The Company (nor anyone on behalf of the Company) did not consult with RMSB&G on any matters prior to the engagement of RMSB&G as the Company's certifying accountant on January 25, 2005.

ITEM 5.  OTHER EVENTS

Not applicable.


ITEM 6.  RESIGNATION OF OFFICERS AND DIRECTORS.

Not applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements: None
     (b)  Exhibits:
          16       Letter from Samuel Klein and Company February 2, 2005


ITEM 8.  CHANGE IN FISCAL YEAR.

Not applicable.

                                   Signatures

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DONINI, INC.



February 1, 2005                By: /s/ PETER DEROS
                                    ----------------------------------
                                    Peter Deros
                                    President and Chief
                                    Executive Officer

                                  Exhibit Index
                                    Form 8-K


         Exhibit No.                Description
         -----------                -----------

               16                   Letter from Samuel Klein and Company